SUPPLEMENT TO THE PROSPECTUSES OF
RETIREMENT RESERVES AND
INCOME ADVANTAGE, EACH DATED
SEPTEMBER 26, 2003

Following the close of the New York Stock Exchange on April 29, 2004, you will no longer be able to allocate premium payments or transfer contract values to Fidelity VIP Overseas Portfolio. After this closing date, any new purchases intended to be made in Fidelity VIP Overseas Portfolio will be allocated instead to Fidelity VIP Overseas Portfolio, Redemption Class. Money already invested in Fidelity VIP Overseas Portfolio before the closing date will remain there. You may trade out of this closed investment option at any time, but will not be permitted to trade back in after the closing date.

Investments in the Fidelity VIP Overseas Portfolio, Redemption Class exchanged or withdrawn in less than 60 days will be assessed a 1% redemption fee, which will be retained by the fund.

If you use either the Automatic Account Builder Service or Dollar Cost Averaging Service and currently direct money to Fidelity VIP Overseas Portfolio, effective April 30, 2004 you will automatically purchase the new Fidelity VIP Overseas Portfolio, Redemption Class, until we receive new, valid instructions.

Also effective April 30, 2004, if you have been investing in Fidelity VIP Overseas Portfolio and using the Automatic Rebalancing Service, that service will stop until you send us new, valid instructions. Please note that we will not automatically change your investment option from Fidelity VIP Overseas Portfolio to Fidelity VIP Overseas Portfolio, Redemption Class. Effective April 30, 2004, you can choose to select Fidelity VIP Overseas Portfolio, Redemption Class as one of the participating investment options in this service, but please be aware that this investment option will be subject to a 1% redemption fee if assets are exchanged or withdrawn in less than 60 days.

EVA7/EFIAL7-04-01 April 1, 2004
1.761188.104